Exhibit 24(a)
January 15, 1996

A. W. Dahlberg, W. L. Westbrook, Tommy Chisholm, and Wayne Boston

Dear Sirs:

         The Southern Company proposes to file or join in the filing of statements under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission with respect to the following: (1) the filing of this Company's Annual Report on Form 10-K for the year ended December 31, 1995, and (2) the filing of Quarterly Reports on Form 10-Q and Current Reports on Form 8-K during 1996.

         The Southern Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K and any appropriate amendment or amendments thereto and any necessary exhibits, said Quarterly Reports on Form 10-Q and any necessary exhibits and any Current Reports on Form 8-K and any necessary exhibits.

                                                    Yours very truly,

                                                    THE SOUTHERN COMPANY

                                                    By /s/A. W. Dahlberg
                                                          A. W. Dahlberg
                                                       Chairman, President and
                                                       Chief Executive Officer

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                                      - 2 -



/s/John C. Adams                                      /s/William A. Parker, Jr.
   John C. Adams                                         William A. Parker, Jr.



/s/A. D. Correll                                      /s/William J. Rushton, III
   A. D. Correll                                         William J. Rushton, III



/s/A. W. Dahlberg                                     /s/Gloria M. Shatto
   A. W. Dahlberg                                        Gloria M. Shatto



/s/Paul J. DeNicola                                   /s/Gerald J. St. Pe'
   Paul J. DeNicola                                      Gerald J. St. Pe'



/s/Jack Edwards                                       /s/Herbert Stockham
   Jack Edwards                                          Herbert Stockham



/s/H. Allen Franklin                                  /s/W. L. Westbrook
   H. Allen Franklin                                     W. L. Westbrook



/s/Bruce S. Gordon                                    /s/Tommy Chisholm
   Bruce S. Gordon                                       Tommy Chisholm



/s/L. G. Hardman III                                  /s/W. Dean Hudson
   L. G. Hardman III                                     W. Dean Hudson



/s/Elmer B. Harris
   Elmer B. Harris

Extract  from  minutes  of  meeting of the board of  directors  of The  Southern
Company.

                               - - - - - - - - - -

          RESOLVED: That for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and 1996 Form 10-Q's and Form 8-K's and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, this Company, the members of its board of directors, and its officers, are authorized to give their several powers of attorney to A. W. Dahlberg, W. L. Westbrook, Tommy Chisholm, and Wayne Boston.
                               - - - - - - - - - -

                  The undersigned officer of The Southern Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the board of directors of The Southern Company, duly held on January 15, 1996, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated  March 22, 1996                               THE SOUTHERN COMPANY


                                                    By /s/Tommy Chisholm
                                                          Tommy Chisholm
                                                             Secretary